UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 10, 2023

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2023, GE HealthCare Technologies Inc. (“GE HealthCare”) issued a press release announcing, among other things, preliminary unaudited financial results for GE HealthCare for the fourth quarter and fiscal year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K, which we are providing because GE HealthCare before its separation from General Electric Company (“GE”) on January 3, 2023 was part of GE’s consolidated financial results. The preliminary financial results provided do not present all information necessary for a complete understanding of GE’s or GE HealthCare’s earnings results for the fiscal year ended December 31, 2022. GE’s fourth-quarter and fiscal year 2022 earnings webcast is scheduled for 8:00 a.m. EST on January 24, 2023.

The information provided pursuant to this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99	Press release, dated January 10, 2023, issued by GE HealthCare regarding preliminary financial results.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-looking statements
This document contains “forward-looking statements”—that is, statements related to future, not past, events. These forward-looking statements often address GE’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For GE, particular areas where risks or uncertainties could cause GE’s actual results to be materially different than those expressed in GE’s forward-looking statements include: GE’s success in executing and completing asset dispositions or other transactions, including GE’s plans to pursue the spin-off of its portfolio of energy businesses that are planned to be combined as GE Vernova (Renewable Energy, Power, Digital and Energy Financial Services), and sales or other dispositions of GE’s equity interests in AerCap Holdings N.V. and GE HealthCare, the timing for such transactions, the ability to satisfy any applicable pre-conditions, and the expected proceeds, consideration and benefits to GE; changes in macroeconomic and market conditions and market volatility, including impacts related to the COVID-19 pandemic, risk of recession, inflation, supply chain constraints or disruptions, rising interest rates, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on GE’s business operations, financial results and financial position; and GE’s de-leveraging and capital allocation plans, including with respect to actions to reduce its indebtedness, the capital structures of the public companies that GE plans to form from its businesses, the timing and amount of dividends, share repurchases, organic investments, and other priorities; and other factors that are described in the “Risk Factors” section of GE’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as such descriptions may be updated or amended in any future reports that GE files with the SEC. These or other uncertainties may cause GE’s actual future results to be materially different than those expressed in its forward-looking statements. GE does not undertake to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: January 10, 2023	/s/ Thomas S. Timko
Thomas S. Timko Vice President, Chief Accounting Officer and Controller Principal Accounting Officer